SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant [x]

Filed By a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[x]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                                Summit Bancshares, Inc.
______________________________________________________________________________
                    (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
                        (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rules 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)    Title of each class of securities to which transaction applies:

              ________________________________________________________________

        2)    Aggregate number of securities to which transaction applies:

              ________________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

              ________________________________________________________________

        4)    Proposed maximum aggregate value of transaction:

              ________________________________________________________________

        *Set forth the amount on which the filing fee is calculated and state how it was determined.

[x]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

              $125.00

        2)    Form, Schedule or Registration Statement No.:

              Preliminary Proxy Statement

        3)    Filing Party:

              Summit Bancshares, Inc.

        4)    Date Filed:

              March 10, 1995

                               SUMMIT BANCSHARES, INC.

                                  1300 SUMMIT AVENUE
                               FORT WORTH, TEXAS 76102

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                    APRIL 18, 1995

     Notice is hereby given that the Annual Meeting of Shareholders of Summit Bancshares, Inc. (the "Corporation") will be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas on April 18, 1995, at 4:30 p.m., for the following purposes:

     1. To elect a Board of Directors of the Corporation consisting of thirteen (13) persons.

     2. To ratify the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 1995.

     3. To approve the amendment of the Articles of Incorporation of the Corporation by amending Article 4 thereof to increase the number of shares of Common Stock of the Corporation that the Corporation is authorized to issue from 8,000,000 to 20,000,000 shares.

     4. To approve the amendment of the Articles of Incorporation of the Corporation by deleting Article 14 thereof in its entirety.

     5. To approve the amendment of the Articles of Incorporation of the Corporation by deleting Article 15 thereof in its entirety.

     6. To approve the amendment of the Articles of Incorporation of the Corporation to add thereto a new Article (to be numbered as the next numbered Article) to provide that special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President, the Board of Directors or the holders of not less than three-tenths (3/10) of all the shares entitled to vote at the meetings.

     7. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Only those shareholders of record at the close of business on March 17, 1995 are entitled to notice of and to vote at the Annual Meeting of Shareholders or at any adjournment or adjournments thereof.

                                  IMPORTANT

     All shareholders are urged to sign, date and return as promptly as possible the enclosed proxy in the enclosed postage-paid envelope. It is important that as many shares as possible be represented at the Annual Meeting of Shareholders. Consequently, whether or not you expect to be present, please execute and return the enclosed proxy.

                                    By Order of the Board of Directors,

                                    /s/ Philip E. Norwood
                                    -------------------------------------
                                    Philip E. Norwood, President


March 21, 1995

Fort Worth, Texas

                             SUMMIT BANCSHARES, INC.
                               1300 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102
                             TELEPHONE (817) 336-8383

                            PROXY STATEMENT FOR ANNUAL
                              MEETING OF SHAREHOLDERS

                                  April 18, 1995

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUMMIT BANCSHARES, INC. (the "Board") to be used at the Annual Meeting of Shareholders of SUMMIT BANCSHARES, INC.(the "Corporation") to be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas on April 18, 1995, at 4:30 p.m., and at any adjournment or adjournments thereof. This Proxy Statement and accompanying proxy are being mailed on or about March 22, 1995 to the shareholders of the Corporation.

                              GENERAL INFORMATION

    The close of business on March 17, 1995 has been fixed as the record date for determining the shareholders entitled to vote at the Annual Meeting of Shareholders to be held on April 18, 1995.

    The Annual Meeting of Shareholders has been called for the purposes of (i) electing directors of the Corporation for the coming year, (ii) ratifying the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 1995, (ii) approving the amendment of the Articles of Incorporation of the Corporation by amending Article 4 thereof to increase the number of shares of Common Stock of the Corporation that the Corporation is authorized to issue from 8,000,000 to 20,000,000 shares, (iii) approving the amendment of the Articles of Incorporation of the Corporation by deleting Article 14 thereof in its entirety, (iv) approving the amendment of the Articles of Incorporation of the Corporation by deleting Article 15 thereof in its entirety, (v) approving the amendment of the Articles of Incorporation the Corporation to add thereto a new Article (to be numbered as the next numbered Article) to provide that special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President, the Board of Directors or the holders of not less than three-tenths (3/10) of all the shares entitled to vote at the meetings, and
(vi) transacting such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

    Whether you can attend the meeting or not, your vote is important. Shares can be voted at the meeting only if the owner is present or represented by proxy. Accordingly, it is requested that you sign and return the enclosed proxy in the envelope provided.

    Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date.

    Shares represented by each signed proxy received by the Board will be voted in accordance with the direction specified by the shareholder, and if no direction is specified, such shares will be voted "FOR" each proposal.

    The cost of soliciting proxies will be borne by the Corporation. The solicitation will be made by mail. The Corporation will also supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith. Certain directors, officers and employees of the Corporation, not specifically employed for the purpose, may solicit proxies, without remuneration therefore, by mail, telephone, telegraph or personal interview.

                       OUTSTANDING SHARES AND VOTING RIGHTS

    At the close of business on March 17, 1995, the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting of Shareholders, the Corporation had 1,578,923 shares of common stock, $1.25 par value (the "Common Stock"), issued and outstanding.

    The presence, in person or by proxy duly authorized in writing, of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the Annual Meeting of Shareholders.

    When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting.

    Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Corporation owned of record at the close of business on March 17, 1995. Cumulative voting for directors is not permitted. Directors are elected by plurality vote.


                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

    The bylaws of the Corporation provide that the Board shall be comprised of not more than twenty-five (25) members and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his predecessor or until the next election of directors by the shareholders of the Corporation.

    Names of the nominees for directors and other information about them appear in the following table. All of the nominees are now directors of the Corporation and have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.

NAME AND AGE OF
NOMINEE; YEARS                PRINCIPAL OCCUPATION FOR PAST
SERVED AS DIRECTOR            FIVE YEARS; OTHER DIRECTORSHIPS

Philip E. Norwood             Mr. Norwood became President of Camp Bowie
Age 45                        National Bank in July 1994, President and Chief
Director Since 1984           Executive Officer of the Corporation in October
                              1993 and Chairman of the Board and Chief
                              Executive Officer of Alta Mesa National Bank in
                              December 1992, and continues to serve in these capacities. He has served as a director of the Corporation since March 1984. From January 1990 to October 1993 Mr. Norwood served as Secretary of the Corporation, from December 1992 to October 1993 he served as Executive Vice
                              President of the Corporation, and from March 1984 to January 1990 he served as Secretary and Treasurer of the Corporation. From April 1981 to December 1992 Mr. Norwood served as President of Alta Mesa National Bank. Mr. Norwood has served as a director of Alta Mesa National Bank since April 1981, as a director of Summit
                              National Bank since March 1983 and as a director of Camp Bowie National Bank since January 1990.

NAME AND AGE OF
NOMINEE; YEARS                PRINCIPAL OCCUPATION FOR PAST
SERVED AS DIRECTOR            FIVE YEARS; OTHER DIRECTORSHIPS

James L. Murray               Mr. Murray became Chairman of the Board of the
Age 62                        Corporation in January 1985, and Chairman of the
Director Since 1979           Board of Camp Bowie National Bank in January
                              1990, and continues to serve in these
                              capacities.  Mr. Murray served as Chief Executive
                              Officer of the Corporation from January 1990 to October 1993, as President of the Corporation from 1979 to January 1985, as President of Camp Bowie National Bank from January 1990 to January 1994, and as Chairman of the Board of Directors of Summit National Bank from
                              October 1981 to January 1990. He has served as a director of Summit National Bank since
                              January 1975 and of Camp Bowie National Bank since April 1985. Additionally, Mr. Murray was a director of Alta Mesa National Bank from April 1981 to April 1985. He was reelected to the Board of Directors of Alta Mesa National
                              Bank in January 1990.

F. S. Gunn                    Mr. Gunn became Vice Chairman of the Board of
Age 61                        the Corporation in October 1993.  From January
Director Since                1990 to October 1993 Mr. Gunn served as President
                              of the Corporation, and from January 1985 to January 1990 he previously served as Vice
                              Chairman of the Board of the Corporation.  Mr.
                              Gunn has served as Chairman of the Board of Summit National Bank since January 1991, and served as President of Summit National Bank from October 1981 to January 1991. He has served as a director of Summit National Bank since January 1975, as a director of Alta Mesa
                              National Bank since March 1982 and as a director of Camp Bowie National Bank since January 1990.

Jeffrey M. Harp               Mr. Harp became Chief Operating Officer and
Age 46                        Secretary of the Corporation in October 1993,
Director Since 1990           Executive Vice President of the Corporation in
                              December 1992, and Treasurer and a director of the Corporation in January 1990, and continues to serve in these capacities. He has served as President of Summit National Bank since January
                              1991, and served as Executive Vice President of Summit National Bank from February 1985 to
                              December 1990. He has served as a director of Summit National Bank, Alta Mesa National Bank and Camp Bowie National Bank since January 1990.

NAME AND AGE OF
NOMINEE; YEARS                PRINCIPAL OCCUPATION FOR PAST
SERVED AS DIRECTOR            FIVE YEARS; OTHER DIRECTORSHIPS

Robert E. Bolen               Mr. Bolen is Senior Advisor to the Chancellor of
Age 68                        Texas Christian University.  Mr. Bolen served as
Director Since 1984           the Mayor of the City of Fort Worth from 1983
                              to May 1991. Since April 1981 Mr. Bolen has served as a director of Alta Mesa National Bank.

Joe L. Bussey, M.D.           Dr. Bussey is an ophthalmologist.  He has served
Age 69                        as a director of Summit National Bank since
Director Since 1984           January 1975 and as a director of Alta Mesa
                              National Bank since April 1981.

Elliott S. Garsek             Mr. Garsek has been an attorney with, and is
Age 45                        Chairman of the Board of, the law firm of Barlow
Director Since 1987           & Garsek, a Professional Corporaton, since
                              February 1984. He has served as a director of Camp Bowie National Bank since June 1984.

Ronald J. Goldman             Mr. Goldman is presently involved in personal
Age 52                        investments.  From June 1989 to June 1991 Mr.
Director Since 1984           Goldman was a consultant to Tarrant Distributors,
                              a wholesale liquor and wine distributorship located in Fort Worth, Texas. Mr. Goldman served as President of White Rose Distributing
                              Company, a liquor and wine distributorship located in Fort Worth, Texas, from March 1973 until September 1989. Mr. Goldman served as a director of Ganucheau Stupfel & Brumley
                              Investment Counsel, an investment advisory firm located in Fort Worth, Texas, from 1988 to December 1993. Mr. Goldman has served as a director of Summit National Bank since January
                              1975 and as a director of Alta Mesa National
                              Bank since April 1981.

William W. Meadows            Mr. Meadows has served as Executive Vice
Age 42                        President of Wm. Rigg Co. since 1986, and has
Director Since 1991           been employed by that company since 1976 in
                              various executive capacities. Mr. Meadows is currently serving on the Fort Worth City
                              Council. Mr. Meadows has served as a director of Camp Bowie National Bank since June 1984.

NAME AND AGE OF
NOMINEE; YEARS                PRINCIPAL OCCUPATION FOR PAST
SERVED AS DIRECTOR            FIVE YEARS; OTHER DIRECTORSHIPS

Edward P. Munson              Mr. Munson is an independent oil operator.  He
Age 74                        served as Chairman of the Board of Euratex
Director Since 1984           Corporation, a corporation engaged in oil and
                              gas exploration, development and production, from August 1983 to February 1984. Mr. Munson has served as a director of Summit National
                              Bank since March 1978.

Lynn C. Perkins, M.D.         Dr. Perkins is a physician.  Dr. Perkins has
Age 65                        served as a director of Alta Mesa National
Director Since 1984           Bank since April 1981.

Byron B. Searcy               Mr. Searcy has served as President of Ferree
Age 58                        & Searcy, Inc., a corporation engaged in the
Director Since 1984           real estate brokerage business in Fort Worth,
                              Texas, since 1962. Mr. Searcy has served as a director of Summit National Bank since January
                              1975 and as a director of Alta Mesa National
                              Bank since April 1981.


Lloyd J. Weaver               Mr. Weaver was a certified public accountant
Age 73                        with Weaver & Tidwell, Fort Worth, Texas from
Director Since 1981           1950 until his retirement in December 1986.
                              Mr. Weaver has served as a director of Summit
                              National Bank since January 1975, and served as a director of Alta Mesa National Bank from April 1981 to December 1991.

       No family relationships exist among the named executive officers and directors of the Corporation. No director of the Corporation is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of
Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE THIRTEEN (13) PERSONS NAMED ABOVE.

                                 BOARD OF DIRECTORS

      Directors are elected annually by the shareholders of the Corporation for one year and hold office until their successors are elected and have qualified. Various meetings of the Board are held each year, including an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board has established an Executive Committee, an Audit Committee, an Asset/Liability Management Committee (the "ALCO Committee") and a Compensation and Benefits Committee (the "Compensation Committee"). The Board does not have a standing nominating committee or a committee performing a similar function.

EXECUTIVE COMMITTEE

       Members: Joe L. Bussey, M.D., Ronald J. Goldman, F. S. Gunn, Jeffrey M. Harp, James L. Murray, Philip E. Norwood, Byron B. Searcy and Lloyd J. Weaver.

       The function of the Executive Committee is to manage the business and affairs of the Corporation to the extent delegated to the Executive Committee by the Board.

AUDIT COMMITTEE

      Members: Lloyd J. Weaver (Chairman), William W. Meadows, Edward P. Munson and Lynn C. Perkins, M.D.

      The functions of the Audit Committee are to (I) meet with the independent auditors of the Corporation to review the annual audit and its results, (ii) review internal audit controls and procedures of the Corporation and its subsidiaries, Summit National Bank, Alta Mesa National Bank and Camp Bowie National Bank (collectively referred to as the "Subsidiary Banks"), and (iii) make recommendations to the Board as to the engagement of the independent auditors of the Corporation.

COMPENSATION AND BENEFITS COMMITTEE

       Members: Elliott S. Garsek (Chairman), Robert E. Bolen, Joe L. Bussey, M.D. and Byron B. Searcy.

       The function of the Compensation Committee is to make recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation and the Subsidiary Banks. The Compensation Committee is also responsible for the administration of the 1982 Incentive Stock Option Plan, the 1993 Incentive Stock Option Plan, the Defined Benefit Pension Plan, the Management Security Plan and the Incentive Compensation Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION."

ASSET/LIABILITY MANAGEMENT COMMITTEE

       Members: Robert E. Bolen, F.S. Gunn, Jeffrey M. Harp, James L. Murray, Philip E. Norwood and Lloyd J. Weaver.

       The functions of the Asset/Liability Committee are to review the implementation of the Corporation's asset and liability management functions and assure that those functions are in a workable and productive fashion. The Committee is also responsible for achieving asset and liability management objectives while working within the range of operating guidelines set forth in the Asset/Liability Management Policy.

DIRECTORS' COMPENSATION

     During 1994 the Corporation paid each of its directors $300 for attendance at each meeting of the Board and $100 for attendance at each committee meeting thereof. The Corporation paid a total of $28,800 in directors' fees and $4,100 in committee fees during 1994.

       During 1994 Summit National Bank paid each of its directors $300 for attendance at a meeting of the Board of Directors of Summit National Bank and $100 for attendance at each committee meeting thereof. Summit National Bank paid a total of $38,100 in directors' fees and $11,250 in committee fees during 1994.

       During 1994 Alta Mesa National Bank paid each of its directors $200 for attendance at a meeting of the Board of Directors of Alta Mesa National Bank and $50 for attendance at each committee meeting thereof. Alta Mesa National Bank paid a total of $30,300 in directors' fees and $4,200 in committee fees during 1994.

       During 1994 Camp Bowie National Bank paid each of its directors $200 for attendance at a meeting of the Board of Directors of Camp Bowie National Bank and $50 for attendance at each committee meeting thereof. Camp Bowie National Bank paid a total of $21,400 in directors' fees and $4,200 in committee fees during 1994.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

       During 1994 there were eight (8) meetings (including regularly scheduled and special meetings) of the Board, no meetings of the Executive Committee, two
(2) meetings of the Audit Committee, two (2) meetings of the ALCO Committee and four (4) meetings of the Compensation Committee. Each director, except Lynn C. Perkins, M.D., and Lloyd J. Weaver attended at least seventy-five percent (75%) of the total number of meetings of the Board and Committees of the Board of which he was a member during 1994.

                                  PROPOSAL NO. 2:

                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

       Subject to approval by the shareholders, the Board has selected the firm of Stovall, Grandey & Whatley, Certified Public Accountants, as independent auditors of the Corporation for its fiscal year ending December 31, 1995. Stovall, Grandey & Whatley has acted in such capacity for the Corporation since 1979 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Corporation, other than as independent auditors.

       Representatives of Stovall, Grandey & Whatley will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF STOVALL, GRANDEY & WHATLEY AS INDEPENDENT AUDITORS OF THE CORPORATION.

                                  PROPOSAL NO. 3:

               AMENDMENT OF THE ARTICLES OF INCORPORATION TO DELETE
                   ARTICLE 14 FROM THE ARTICLES OF INCORPORATION

       On February 21, 1995, the Board adopted, subject to the approval of the shareholders, resolutions proposing an amendment to the Articles of Incorporation of the Corporation to delete Article 14 in its entirety therefrom.
Article 14 of the Articles of Incorporation currently provides as follows:

       "ARTICLE 14.  ACTION BY CONSENT OF SHAREHOLDERS.

             To the fullest extent permitted by law, any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed and dated by the holder or holders of shares having not less than a minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voting."

       The purpose of the deletion of Article 14 is to require that matters involving shareholder action be taken up at a properly called meeting of shareholders where proposals can be discussed fully with all shareholders being entitled to appear, voice their views and vote with regard to such matters. Additionally, management will have the opportunity to provide its input on such matters and possibly provide all shareholders with additional information that would be helpful in such vote.

    If the proposed amendment is approved, the Corporation intends to file the amendment to the Articles of Incorporation with the Secretary of State of Texas as soon as is reasonably practicable after such approval is obtained and such amendment will be effective upon such filing. Thereafter, any action requiring shareholder approval will require the holding of a properly called meeting of shareholders and the taking of a vote of shareholders regarding such action. The procedures for the calling of such a meeting, including, but not limited to, the number of shares required to call such a meeting (see Proposal 6 below), will be governed by the Corporation's Articles of Incorporation and Bylaws and applicable state law.

       Approval of the proposed amendment to the Corporation's Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation.

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION DELETING ARTICLE 14 FROM THE ARTICLES OF INCORPORATION.

                                 PROPOSAL NO. 4:

               AMENDMENT OF THE ARTICLES OF INCORPORATION TO DELETE
                  ARTICLE 15 FROM THE ARTICLES OF INCORPORATION

       On February 21, 1995, the Board adopted, subject to the approval of the shareholders, resolutions proposing an amendment to the Articles of Incorporation of the Corporation to delete Article 15 in its entirety therefrom.
Article 15 of the Articles of Incorporation currently provides as follows:

       "ARTICLE 15.  MAJORITY VOTE.

             A majority vote is sufficient for any action which requires the vote or concurrence of the shareholders."

       The purpose of the deletion of Article 15 is to provide for a shareholder vote greater than a majority vote or what is sometimes referred to as "super-majority" vote in certain instances as provided by applicable state law or by the Corporation's Articles of Incorporation or Bylaws. For instance, absent a provision in the Articles of Incorporation such as Article 15 as quoted above, the Texas Business Corporation Act requires the affirmative vote of at least two-thirds (2/3) of the outstanding shares entitled to vote to approve a number of corporate actions including, but not limited to, the approval of (i) a plan of merger or share exchange, (ii) the sale, lease, exchange, or other disposition of all, or substantially all, of the property and assets of a corporation not made in the usual and regular course of its business, and (iii) the amendment of the Articles of Incorporation of the Corporation. Due to the significance of matters such as these to the Corporation and its shareholders, it is the opinion of the Board that it is appropriate to require more than a simple majority vote for approval of such matters.

     If the proposed amendment is approved, the Corporation intends to file the amendment to the Articles of Incorporation with the Secretary of State of Texas as soon as is reasonably practicable after such approval is obtained and such amendment will be effective upon such filing. Thereafter, any matter requiring shareholder approval shall require the vote of that number of shares as required by the applicable state law, the Articles of Incorporation and the Bylaws of the Corporation, which may be a majority in number or greater, rather than having all matters requiring shareholder approval be approved upon a majority vote of shares as provided by Article 15.

       Approval of the proposed amendment to the Corporation's Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation.

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION DELETING ARTICLE 15 FROM THE ARTICLES OF INCORPORATION.

                                  PROPOSAL NO. 5:

             AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE CORPORATION
                               IS AUTHORIZED TO ISSUE

       On February 21, 1995, the Board adopted, subject to the approval of the shareholders, resolutions proposing an amendment to the Articles of Incorpora-tion of the Corporation to amend Article 4 thereof. Article 4 of the Articles of Incorporation currently provides as follows:

       "ARTICLE 4.  SHARES.

             The aggregate number of shares which the corporation shall have authority to issue is 8,000,000 shares with a par value of One and 25/100 Dollars ($1.25) per share. The shares are designated as Common Stock and have identical rights and privileges in every respect."

It is proposed to amend Article 4 to read as follows:

       "ARTICLE 4.  SHARES.

             The aggregate number of shares which the corporation shall have authority to issue is 20,000,000 shares of the par value of One Dollar and 25/100 Dollars ($1.25) per share. The shares are designated as Common Stock and have identical rights and privileges in every respect."

       The purpose of this proposed amendment is to provide sufficient authorized shares of the Corporation's Common Stock to carry out the requirements of the Rights Plan adopted by the Company in 1990 as well as shares that could be utilized for possible future acquisitions, stock dividends and stock splits. By increasing the number of authorized shares of the Corporation's Common Stock, the Board will have increased flexibility in these areas without incurring the additional expense and delay attendant to seeking additional amendments to the Articles of Incorporation to authorize the issuance of increased numbers of shares of Common Stock as they are needed.

     The Corporation has no present plans to issue any shares of its Common Stock that are currently authorized and unissued or to be authorized pursuant to the proposed amendment. The holders of Common Stock are not entitled to any preemptive rights.

     If the proposed amendment is approved, the Corporation intends to file the amendment to the Articles of Incorporation with the Secretary of State of Texas as soon as is reasonably practicable after such approval is obtained and such amendment will be effective upon such filing. The voting rights and other rights which accompany the Corporation's Common Stock will not be altered by the increase in authorized shares.

       Approval of the proposed amendment to the Corporation's Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation.

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION AMENDING ARTICLE 4 OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE CORPORATION IS AUTHORIZED TO ISSUE.

                                  PROPOSAL NO. 6:

            AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES REQUIRED TO CALL A SPECIAL MEETING
                                  OF SHAREHOLDERS

       On February 21, 1995, the Board adopted, subject to the approval of the shareholders, resolutions proposing an amendment to the Articles of Incorpora-tion of the Corporation to add the following provision thereto as the next numbered article:

             "Article __.  SPECIAL MEETINGS OF SHAREHOLDERS.


                    Special meetings of the shareholders, for any purpose or
             purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President, the Board of Directors or the holders of not less than three-tenths (3/10) of all the shares entitled to vote at the meetings. Business transacted at a special meeting shall be confined to the purpose or purposes stated in the notice of the meeting."

      Article 2.24.C. of the Texas Business Corporation Act and Section 2.04 of the Corporation's Bylaws currently provide that the number of shares required to be held by shareholders in order to call a special meeting of shareholders is one-tenth (1/10) of all shares entitled to vote at such meeting. If a corporation determines to provide for a number greater than one-tenth (1/10), such a provision must be contained in the Articles of Incorporation of the corporation.

     The purpose of amending the Articles of Incorporation as set forth above to increase the percentage to three-tenths (3/10) instead of the current one-tenth (1/10) is to avoid the expense and the interference with operations of the Corporation by having to hold meetings of shareholders called by the holders of a relatively low number of shares of the Corporation. If the matter is of such significance that it should be called, then the Board is of the opinion that it should be significant to a larger number of shareholders than one-tenth (1/10).

     If the proposed amendment is approved, the Corporation intends to file the amendment to the Articles of Incorporation with the Secretary of State of Texas as soon as is reasonably practicable after such approval is obtained and such amendment will be effective upon such filing. Thereafter, shareholders will not be entitled to call a special meeting of shareholders unless such shareholders requesting the meeting hold, in the aggregate, at least three-tenths (3/10) of the shares entitled to vote at such meeting of shareholders.

     Approval of the proposed amendment to the Corporation's Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES REQUIRED TO CALL A SPECIAL MEETING OF SHAREHOLDERS.

                       ACTION TO BE TAKEN UNDER THE PROXY

      The accompanying proxy will be voted "FOR" each of the above noted Proposals unless the proxy is marked in such a manner as to withhold authority to so vote.

     The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.
Management knows of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the meeting from time to time.

                    STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                            OWNERS AND MANAGEMENT

By Management

      The following table shows beneficial ownership of shares of Common Stock of the Corporation by all current directors, nominees for director, and executive officers of the Corporation named under the caption "EXECUTIVE COMPENSATION AND OTHER INFORMATION," individually, and, together with all current executive officers of the Corporation, as a group, at December 31, 1994.

                                       Amount and
Name of Beneficial                     Nature of                        Percent
Owner or Number                        Beneficial                         of
of Persons in Group                    Ownership(1)                     Class(2)

Philip E. Norwood                      55,128 shares(3)                 3.3%
James L. Murray                        69,614 shares(4)                 4.1%
F. S. Gunn                             90,233 shares(5)                 5.3%
Jeffrey M. Harp                        41,970 shares(6)                 2.5%
Robert E. Bolen                        4,988 shares                      *
Joe L. Bussey, M.D.                    26,816 shares(7)                 1.6%
Elliott S. Garsek                      5,000 shares                      *
Ronald J. Goldman                      66,078 shares(8)                 3.9%
William W. Meadows                     3,300 shares                      *
Edward P. Munson                       6,202 shares(9)                   *
Lynn C. Perkins, M.D.                  3,806 shares                      *
Byron B. Searcy                        18,450 shares(10)                1.1%
Lloyd J. Weaver                        7,694 shares                      *

All directors and
executive officers as
a group (13 persons)                   399,279 shares(11)               23.6%


* Less than one percent (1%) of all of the issued and outstanding shares of Common Stock.

(1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting power and investment power with respect to all shares of Common Stock owned by such person.

(2) Based on 1,578,723 shares of Common Stock issued and outstanding as of December 31, 1994, as adjusted for shares convertible or exercisable within sixty (60) days of December 31, 1994 which are deemed outstanding for a specific shareholder pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3) Includes 12,384 shares of Common Stock owned of record; 744 shares of Common Stock owned by Mr. Norwood's children; and 42,000 shares of Common Stock which Mr. Norwood has the right to acquire within sixty (60) days of December 31, 1994 pursuant to options granted to him under the 1982 Stock Plan and the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(4) Includes 40,614 shares of Common Stock owned of record and 29,000 shares of Common Stock which Mr. Murray has the right to acquire within sixty (60) days of December 31, 1994 pursuant to options granted to him under the 1982 Stock Plan and the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(5) Includes 70,201 shares of Common Stock owned of record; and 20,032 shares of Common Stock held by a trust for which Mr. Gunn serves as a co-trustee.

(6) Includes 12,306 shares of Common Stock owned of record and 29,664 shares of Common Stock which Mr. Harp has the right to acquire within sixty (60) days of December 31, 1994 pursuant to options granted to him under the 1982 Stock Plan and the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(7) Includes 20,816 shares of Common Stock owned of record and 6,000 shares of Common Stock held by Mr. Bussey's IRA.

(8) Includes 66,076 shares of Common Stock owned of record and two (2) shares of Common Stock owned by Mr. Goldman's son.

(9) Includes 4,694 shares of Common Stock owned of record and 1,508 shares of Common Stock owned by Mr. Munson's wife.

(10) Includes 18,140 shares of Common Stock owned of record and 310 shares of Common Stock owned by Mr. Searcy's wife.

(11) Includes 100,664 shares of Common Stock with respect to which certain named executive officers of the Corporation have the right to acquire beneficial ownership within sixty (60) days of December 31, 1994 pursuant to options granted to them under the 1982 Stock Plan and the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

By Others

      The following table sets forth certain information with respect to shareholders of the Corporation who were known to be beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock as of December 31, 1994.

                                       AMOUNT AND NATURE
NAME AND ADDRESS OF                      OF BENEFICIAL               PERCENT OF
 BENEFICIAL OWNER                        OWNERSHIP (1)                  CLASS

F. S. Gunn                                 90,233(2)                     5.3%
1300 Summit Avenue
Fort Worth, TX  76102

(1) Based on information furnished by the person named and, except as otherwise indicated below, such person has sole voting power with respect to all shares of Common Stock owned by such person.

(2)  See footnote (5) under "STOCK OWNERSHIP - By Management."


Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors, and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities to file reports of ownership with the Securities and Exchange Commission.

      Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation, management of the Corporation has determined that during 1994 no directors, officers or ten percent (10%) beneficial shareholders of Common Stock of the Corporation failed to timely file with the Securities and Exchange Commission one or more required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation.

       To the best knowledge of management of the Corporation, during 1994 no director, officer or ten percent (10%) beneficial shareholder of Common Stock of the Corporation failed to file with the Securities and Exchange Commission any required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation.

                   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

       The following table provides certain summary information concerning compensation paid or accrued by the Corporation and its subsidiaries, to or on behalf of the Corporation's Chief Executive Officer and each of the three other most highly compensated executive officers of the Corporation (determined as of the end of the last fiscal year)(hereinafter referred to as the "named executive officers") for the fiscal years ended December 31, 1992, 1993 and 1994:

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation      All Other
                                            Salary       Bonus      Compensation
Name and Principal Position         Year    ($)(1)       ($)(2)        ($)(3)

Philip E. Norwood                   1994    $168,050   $30,000(4)     $2,604(5)
  President and Chief Executive     1993    $164,650                  $2,446(6)
  Officer of the Corporation;       1992    $128,800                  $2,134(7)
  Chairman Board and Chief
  Executive Officer of Alta Mesa
  National Bank; President of
  Camp Bowie National Bank

James L. Murray                     1994    $152,480   $15,000(8)      $1,404
  Chairman of the Board of the      1993    $149,750                   $1,193
  Corporation; Chairman of the      1992    $128,800                   $  955
  Board of Camp Bowie National
  Bank

F. S. Gunn                          1994     $137,260                  $1,404
  Vice Chairman of the Board of     1993     $134,250                  $  983
  the Corporation; Chairman of the  1992     $128,950                  $  612
  Board of Summit National Bank

Jeffrey M. Harp                     1994     $167,950   $30,000(9)     $  348
  Chief Operating Officer,          1993     $164,750                  $  348
  Executive Vice President,         1992     $128,950                  $  139
  Secretary and Treasurer of the
  Corporation; President of Summit
  National Bank


(1)  Includes salary and directors' fees.

(2) The bonus amounts were paid pursuant to the Corporation's Incentive Compensation Plan. (See detailed discussion beginning on page 23 of this Proxy Statement under "Board Compensation Committee Report on Executive
Compensation").

(3) Except as otherwise noted, "All Other Compensation" consists of premium payments with respect to term life insurance for the benefit of the named executive officer.

(4)  Consists of a bonus from the Corporation in the amount of $30,000.

(5) Consists of premium payments with respect to term life insurance for the benefit of the named executive officer in the amount of $342 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of $1,896.

(6) Consists of premium payments with respect to term life insurance for the benefit of the named executive officer in the amount of $139 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of $2,307.

(7) Consists of premium payments with respect to term life insurance for the benefit of the named executive officer in the amount of $204 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of $1,930.

(8)  Consists of a bonus from Camp Bowie National Bank.

(9) Consists of a bonus from the Corporation in the amount of $7,500 and a bonus from Summit National Bank in the amount of $22,500.

Option Exercises and Holdings

     The following table provides information with respect to the named executive officers concerning the exercise of incentive stock options during the last fiscal year and unexercised incentive stock options held as of the end of the last fiscal year:

                            AGGREGATED OPTION EXERCISES
                                IN LAST FISCAL YEAR
                              AND FY-END OPTION VALUES

                                         Shares
                                         Acquired on              Value
Name                                     Exercise(#)            Realized(1)

Philip E. Norwood                         2,000                   $31,500

James L. Murray                             -0-                     -0-

F.S. Gunn                                 29,000                 $460,530

Jeffrey M. Harp                            6,800                  $98,600


(TABLE CONTINUED)
                                                              Value of
                                      Number of               Unexercised
                                      Unexercised             In-the-Money
                                      Options at              Options at
                                      FY-End(#)               FY-End($)

                                      Exercisable/            Exercisable/
Name                                  Unexercisable           Unexercisable(2)

Philip E. Norwood                     21,000/-0-(3)           $341,250/$-0-
                                      16,664/3,336(4)         $133,312/$26,688

James L. Murray                       23,000/-0-(3)           $373,750/$-0-
                                       6,000/-0-(4)           $ 48,000/$-0-

F.S. Gunn                                -0-/-0-              $  -0- /$-0-
                                         -0-/-0-              $  -0- /$-0-

Jeffrey M. Harp                        13,000/-0-(3)          $211,250/$-0-
                                       16,664/3,336(4)        $133,312/$26,688

(1) Market value of underlying securities at exercise, minus the exercise or base price.

(2) Market value of underlying securities as of the fiscal year-end ($20.00), minus the exercise or base price.

(3)  These options are exercisable at $3.75 per share.

(4)  These options are exercisable at $12.00 per share.


Pension Plan

     The following table shows the estimated annual pension benefits payable to a participant in the Corporation's qualified defined benefit pension plan (the "Pension Plan") at normal retirement age (age 65), based on a participant's compensation that is covered under the Pension Plan, and years of service with the Corporation and its subsidiaries:

                     ANNUAL BENEFITS* FOR YEARS OF CREDITED SERVICE

Remuneration     10         15          20          25          30         35
$ 90,000      $12,906    $19,359     $25,812     $32,265     $38,718    $45,171
$100,000      $14,756    $22,134     $29,512     $36,890     $44,268    $51,646
$120,000      $18,456    $27,684     $36,912     $46,140     $55,368    $64,596
$130,000      $20,306    $30,459     $40,612     $50,765     $60,918    $71,071
$150,000      $24,006    $36,009     $48,012     $60,015     $72,018    $84,021

* Retirement benefits are subject to reduction for subsequent changes in the federal social security benefit levels or taxable wage base, and are further limited by a maximum of thirty-five (35) years of credited service.

      A participant's compensation for purposes of the formula utilized by the Pension Plan consists of salary, bonus, and all other compensation reported in the Summary Compensation Table, as well as certain other personal benefits which, in the aggregate, do not exceed the minimum amounts required for disclosure thereunder.

      The Pension Plan also provides that upon a participant's termination of employment or retirement certain benefits may be paid under the Pension Plan in a lump sum cash payment. If a participant's benefits, determined as of the date of termination of employment or retirement, are not more than $3,500, the Compensation Committee may direct, without the consent of the participant or his spouse, if any, that the benefits be paid in a lump sum cash payment in lieu of any other Pension Plan benefits. If a participant's benefits exceed $3,500, a lump sum payment to the participant shall require his written consent and the written consent of his spouse, if any. Any such lump sum payment must be approved by the Compensation Committee.

     Annual compensation covered under the Pension Plan and credited years of service as of December 31, 1994 for the named executive officers are as follows: Philip E. Norwood, $201,816 (14 years); James L. Murray, $171,633 (20 years); F.S. Gunn, $140,121 (20 years); and Jeffrey M. Harp, $200,694
(10 years).

Termination of Employment and Change in Control Arrangements

     Effective September 1, 1992 the Board adopted the Management Security Plan of Summit Bancshares, Inc. (the "Security Plan"). The purpose of the Security Plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of the Corporation and the Subsidiary Banks. The Security Plan, and the individual agreements established thereunder (each a "Security Plan Agreement"), are intended to be administered by the Compensation Committee as unfunded welfare benefit plans established and maintained for the participants.

     Under the Security Plan, if a participant remains an employee until his or her normal retirement date, the Corporation shall pay to the participant a retirement benefit in the amount specified in the participant's Security Plan Agreement (the "Retirement Benefit"). Payment of the Retirement Benefit under the Security Plan shall begin on the normal retirement date and will continue for one hundred eighty (180) months. If a participant continues employment beyond his or her normal retirement date, the Compensation Committee shall specify the amount of the Retirement Benefit due to the participant, which shall not be less than the Retirement Benefit such participant would otherwise have received had the participant retired at normal retirement age.

      Under the Security Plan, if a participant dies prior to attaining normal retirement age and the Security Plan is in effect at that time, the Corporation will pay a death benefit to such participant's beneficiary, provided the participant was not retired, disabled or on an authorized leave of absence at the time of death (the "Death Benefit").

      The Death Benefit is a sum equal to one hundred percent (100%) of the participant's covered salary, an amount specified in the Security Plan Agreement, paid monthly for the first twelve (12) months after death, and fifty percent (50%) of the covered salary for the next one hundred eight (108) months. The payments commence on the first day of the month following the date of death.

      If a participant dies after retirement but before the applicable Retirement Benefit is paid in full, the unpaid Retirement Benefit payments to which that participant is entitled shall continue and be paid to the participant's beneficiary. No Death Benefit will be paid to the beneficiary of a participant who dies after attaining normal retirement age.

      A participant who ceases to be an employee after enrollment in the Security Plan, unless such termination is for just cause (defined in the Security Plan as theft, fraud, embezzlement or willful misconduct causing significant property damage to the Corporation or personal injury to another employee), shall receive the Retirement Benefit provided in the Security Plan upon the earlier of the participant's death or attainment of normal retirement age (the "Deferred Termination Benefit").

      A Security Plan Agreement may be terminated by the participant upon written notice not less than thirty (30) days prior to an anniversary date of the date of execution of the Participant's Security Plan Agreement. In such case a participant's entitlement to receive the Death Benefit will cease, but the participant will still be entitled to receive the Deferred Termination Benefit. The Security Plan may be terminated by the Corporation at any time provided thirty (30) days notice is given to the participant and provided no payment of benefits has been commenced and not completed.

     In the event the Corporation undergoes a change of control, as defined in the Security Plan, and the surviving corporation takes action to terminate the Security Plan or a specific Security Plan Agreement as a result of the change in control, the participant will, nevertheless, be entitled to receive the Retirement Benefit, the Death Benefit, and the Deferred Termination Benefit as described in the Security Plan.

      The Corporation has entered into Security Plan Agreements with James L. Murray, Chairman of the Board of the Corporation, and F. S. Gunn, Vice Chairman of Board of the Corporation, dated September 1, 1992. These agreements provide Death Benefits of $9,833.33 per month for the first twelve (12) months and $4,916.67 per month for the next one hundred eight (108) months for Mr. Murray and Mr. Gunn, and Retirement Benefits (in the event of retirement at normal age) of $4,000 per month each for one hundred eighty (180) months for Mr. Murray and Mr. Gunn.

     Amounts payable under the Security Plan shall be paid exclusively from the general assets of the employer. However, under the Security Plan, the Corporation may invest in any specific asset or fund in order to provide the means for the payment of any benefits under the Security Plan. Security Plan participants will have no interest whatsoever in any such fund or asset. The Corporation has purchased life insurance policies insuring the lives of Mr. Murray and Mr. Gunn in the face amounts of $700,311 and $649,591, respectively, with the Corporation as owner, premium payor and beneficiary of each policy, in order to indemnify itself against the liability for the payment of any benefits under the Security Plan.

     The Compensation Committee is currently considering other participants for inclusion in the Security Plan. Specific individuals to be included and the terms of respective Security Plan Agreements for other participants have not been determined.

Compensation Committee Interlocks and Insider Participation

      Elliott S. Garsek served as Chairman of the Compensation Committee during 1994. Mr. Garsek is a partner of Barlow & Garsek, a Professional Corporation. During 1994 the Corporation, Camp Bowie National Bank and Alta Mesa National Bank retained Barlow & Garsek to perform legal services on behalf of each.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee (the "Committee") is comprised of the following four non-employee members of the Board: Elliott S. Garsek (Chairman), Robert
E. Bolen, Joe L. Bussey, M.D. and Byron B. Searcy. Among other duties, the Committee makes recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation and the Subsidiary Banks.

       A consulting firm specializing in compensation and benefits was engaged by the Corporation in 1993 and 1994 to help establish the base pay and incentive compensation of the executive officers of the Corporation and the Subsidiary Banks.

      The executive officers of the Corporation receive their base pay salary from the Corporation or the Subsidiary Banks for services rendered in various capacities to those entities. The consulting firm utilized local and national bank peer group surveys of salaries of individuals in positions comparable to those of the executive officers of the Corporation to make base pay salary range recommendations to the Committee, which in turn made such recommendations to the Boards' of Directors of the Corporation and Subsidiary Banks (the "Subsidiary Boards"). Base pay salaries were then established for the executive officers by the appropriate board within the ranges recommended by the consulting firm and the Committee. Such base pay salaries will be reviewed annually by the Committee, the Board and the Subsidiary Boards. The philosophy of the Committee, the Board and the Subsidiary Boards is for future adjustments to base pay salaries to be based upon increases in cost of living and changes in responsibilities, with any additional compensation tied to actual performance of the Corporation, as described below.

      In 1993 the Board approved an Incentive Compensation Plan (the "Plan"), which is designed to provide objective standards to compensate executive officers of the Corporation (in their capacities as both executive officers of the Corporation and the Subsidiary Banks) in an equitable and competitive manner, considering differences between job responsibilities and organizational unit maturity, market size, funding methods, and investment opportunities. The Plan was in effect for the year ended December 31, 1994, and any incentive compensation earned will be paid in 1995. The Plan will be used to reward executive officers of the Corporation for performance that exceeds the stated criteria.

      Under the Plan, executive officers of the Corporation will recommend performance goals for each criteria and a weight factor based upon the emphasis placed on the individual criteria. The Board must approve the performance goals and the weight factors. At the end of each year, results are accumulated and graded by an outside consultant on a scale of 80 to 120, with such grading to serve as a recommendation to the Board, which will make final decisions on all grades. Incentives may only be earned if grades above 95 are earned. Such incentives will allow executive officers to earn from 5% to 25% of their annual base salary as additional compensation, depending on the grades achieved.

     Mr. Norwood serves as the chief executive officer of the Corporation, as the chief executive officer of Alta Mesa National Bank and from July 1994 served as President of Camp Bowie National Bank. Mr. Harp serves as both the chief operating officer of the Corporation and as the chief executive officer of Summit National Bank. Both individuals participate in the Plan in those capacities. As a result of such participation, such executive officers may potentially earn additional compensation of up to 50% of base salary for superior performance.

    The criteria selected to evaluate 1994 performance included return on assets, net interest margin, asset quality, operating expense management and shareholder return, with each criteria measured against the Plan, as well as selected peer group comparisons. In order to achieve the maximum incentive, participants under the Plan must grade 120 in all performance criteria selected. The Committee also evaluates non-objective performance criteria such as execution of business strategies, organizational development and introduction of new technologies, products and services.

     Mr. Norwood's 1994 base salary was established by the Board of the Corporation based on the mid-point range determined by the consulting firm and recommended to the Board by the Committee, which is targeted to be in the 50th percentile of the Corporation's peer group. Neither Mr. Norwood's nor any other executive officer's 1994 incentive compensation, if any, has been determined. The final evaluation will be completed after the appropriate peer group data for 1994 is available.

     In February 1993 the Board adopted the 1993 Incentive Stock Option Plan of Summit Bancshares, Inc. (the "Stock Plan"). The Stock Plan was ratified by the shareholders of the Corporation at the 1993 annual meeting. It is the Corporation's philosophy that awarding incentive stock options to officers of the Corporation and the Subsidiary Banks based upon their respective positions and contributions to the Corporation's and each Subsidiary Bank's overall success will help attract and retain a high quality of results-oriented professionals committed to creating long term shareholder value.

     In April 1993 the Committee granted options to the executive officers of the Corporation and the Subsidiary Banks under the Stock Plan. Mr. Norwood was granted an option to purchase 20,000 shares at a price of $12.00 per share with 8,333 shares vested at the time of grant, 8,333 shares vesting in April 1994 and 3,334 shares vesting in April 1995. The Committee based its decision on the Corporation's improved performance, including net income, return on assets, reduction in classified and non-performing assets and improved expense control.

     Through the programs described above, a significant portion of the Corporation's executive compensation program is linked directly to individual and corporate performance and long-term shareholder return. The Committee will continue to review all elements of executive compensation to ensure that the total compensation program, and each element therein, meets the Corporation's objectives and philosophy, as discussed above.

                                              THE COMPENSATION COMMITTEE
                                              OF THE BOARD OF DIRECTORS

                                              Elliott S. Garsek, Chairman
                                              Robert E. Bolen
                                              Joe L. Bussey, M.D.
                                              Byron B. Searcy

Performance Graph

       The following graph compares the cumulative total stockholder return on the Common Stock of the Corporation with that of the CRSP Total Return Index for The Nasdaq Stock Market (US) Index, a broad market index published by the Center for Research in Security Prices at the University of Chicago, and the NASDAQ Bank Stocks Index, a bank industry stock index also published by the Center for Research in Security Prices at the University of Chicago. The comparison for each of the periods assumes that $100 was invested on December 31, 1989 in each of the Common Stock of the Corporation, the stocks included in the CRSP Total Return Index for The NASDAQ Stock Market (US) Index and the NASDAQ Bank Stocks Index. These indexes, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               AMONG THE CORPORATION, THE CRSP TOTAL RETURN INDEX
                     FOR THE NASDAQ STOCK MARKET (US) INDEX,
                         AND THE NASDAQ BANK STOCKS INDEX

                (Linear Graph Plotted from Points in Table Below)

                 1989       1990        1991        1992       1993       1994

Corporation    $100.00     $94.12     $ 88.24     $129.41    $434.47    $484.12
Total Return   $100.00     $84.92     $136.28     $158.58    $180.93    $176.92
Bank Stocks    $100.00     $73.23     $120.17     $174.87    $199.33    $198.69

                              CERTAIN TRANSACTIONS

Loans

      Certain of the officers, directors and principal shareholders (and their affiliates) of the Corporation and the Subsidiary Banks have deposit accounts and other transactions with the Subsidiary Banks, including loans in the ordinary course of business. All loans or other extensions of credit made by the Subsidiary Banks to officers, directors and principal shareholders of the Corporation and the Subsidiary Banks, and to affiliates of such persons, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risks of collectibility or present other unfavorable features.

     The Subsidiary Banks expect to continue to enter into such transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their affiliates) of the Corporation and the Subsidiary Banks.

Other Transactions

      During the year ended 1994 the Corporation, Camp Bowie National Bank and Alta Mesa National Bank retained Barlow & Garsek, a Professional Corporation, to perform legal services on behalf of each. Elliott S. Garsek, a director of the Corporation, is a partner of Barlow & Garsek.

                   DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices not later than December 4, 1995 for inclusion in the Corporation's Proxy Statement and accompanying proxy relating to the next Annual Meeting of Shareholders. It is anticipated that the next Annual Meeting of Shareholders will be held on April 16, 1996.

                                ANNUAL REPORTS

      Form 10-K. A copy of the Corporation's 1994 Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Annual Report, which will be furnished upon payment of the Corporation's reasonable expenses in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to:

                              Summit Bancshares, Inc.
                                  P.O. Box 2665
                              Fort Worth, Texas 76113
                            Attention: Mr. Bob G. Scott


       1994 Annual Report to Shareholders. The Annual Report to Shareholders of the Corporation for the Fiscal Year ended December 31, 1994, is enclosed herewith. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of Proxies.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Philip E. Norwood
                              -----------------------------------------
                              Philip E. Norwood, President


Fort Worth, Texas
March 21, 1995

                             SUMMIT BANCSHARES, INC.
    Proxy Solicited on Behalf of the Board of Directors of the Corporation
                        For Annual Meeting of Shareholders
                                 April 18, 1995

     The undersigned hereby constitutes and appoints James L. Murray, F.S. Gunn and Jeffrey M. Harp, and each of them, proxies with full power of substitution to vote, as directed below, all the shares of Common Stock of Summit Bancshares, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 17, 1995, at the Annual Meeting of Shareholders to be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas, at
4:30 p.m. on April 18, 1995, and at any adjournment or adjournments thereof.

     1. ELECTION OF DIRECTORS - Nominees: Robert E. Bolen, Joe L. Bussey, M.D. Elliott S. Garsek, Ronald J. Goldman, F.S. Gunn, Jeffrey M. Harp, William W. Meadows, Edward P. Munson, James L. Murray, Philip E. Norwood, Lynn C. Perkins, M.D., Byron B. Searcy and Lloyd J. Weaver

         MARK ONLY ONE BOX       []    VOTE FOR all nominees listed above,
                                       except vote to be withheld from the
                                       following nominees, if any:

                                 []    VOTE TO BE WITHHELD from all nominees

     2. APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS. Proposal to approve the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation for the fiscal year ending December 31, 1995, as described in PROPOSAL NO. 2 of the Proxy Statement dated March 21, 1995.

             FOR ____  AGAINST ____  ABSTAIN ____

     3. AMENDMENT OF ARTICLE 4 OF ARTICLES OF INCORPORATION. Proposal to amend Article 4 of the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock of the Corporation from 8,000,000 to 20,000,000 shares, as described in PROPOSAL NO. 3 of the Proxy Statement dated March 21, 1995.

             FOR ____  AGAINST ____  ABSTAIN ____

     4. AMENDMENT OF ARTICLES OF INCORPORATION TO DELETE ARTICLE 14. Proposal to amend the Corporation's Articles of Incorporation to delete Article 14 thereof in its entirety, as described in PROPOSAL NO. 4 of the Proxy Statement dated March 21, 1995.

             FOR ____  AGAINST ____  ABSTAIN ____

     5. AMENDMENT OF ARTICLES OF INCORPORATION TO DELETE ARTICLE 15. Proposal to amend the Corporation's Articles of Incorporation to delete Article 15 thereof in its entirety, as described in PROPOSAL NO. 5 of the Proxy Statement dated March 21, 1995.

             FOR ____  AGAINST ____  ABSTAIN ____

     6. AMENDMENT OF ARTICLES OF INCORPORATION TO ADD NEW ARTICLE. Proposal to amend the Corporation's Articles of Incorporation to add thereto a new Article to provide that special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President, Board of Directors, or the holders of not less than three-tenths (3/10) of all shares entitled to vote at the meetings, as described in PROPOSAL NO. 6 of the Proxy Statement dated March 21, 1995.

             FOR ____  AGAINST ____  ABSTAIN ____

     7. OTHER BUSINESS. In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof, as described in PROPOSAL NO. 7 of the Proxy Statement dated March 21, 1995.

             FOR ____  AGAINST ____  ABSTAIN ____


    THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED ABOVE, "FOR" PROPOSAL NOS. 2, 3, 4, 5, AND 6, AND, IN THE DISCRETION OF THE PERSON DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of the, or their substitutes may do by virtue hereof. In addition, receipt of the 1994 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Summit Bancshares, Inc. dated March 21, 1995, is hereby acknowledged.

    SHARES OF COMMON STOCK:____________     DATED: _____________________,
1995.

                                           ____________________________________

                                           ____________________________________

                                           ____________________________________
                                           Signature of Shareholder(s)

                                           ____________________________________
                                           Street Address

                                           ____________________________________
                                           City             State      Zip Code

Please date this proxy and sign your name exactly as it appears hereon, and mail today.
Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such.
If executed by a corporation, this proxy should be signed by a duly authorized officer.


NOTE: I _____ WILL _____ WILL NOT ATTEND THE SHAREHOLDERS MEETING ON APRIL 18, 1995.